UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2005

---------------------------------

(Date of earliest event reported)

SMART-TEK SOLUTIONS INC.

------------------------------------------------------

(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

------------------------------         -------------              -------------------

(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

-----------------------------------------------------------

(Address of principal offices, including Zip Code)

(415) 738-8887

---------------------------------------------------------------

(Registrant's telephone number, including area code)

------------------------------------------------------------------------------

(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On November 14, 2005, the Registrant issued a press release announcing that it has entered into an exclusive licensing agreement to market and to distribute its RFID technology in China.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated November 14, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1     Press Release of Registrant dated November 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Smart-tek Solutions Inc.

By: /s/ Denis Gallant

       ------------------------------

  Secretary

Date:  November 14, 2005